Execution Copy SECOND AMENDMENT TO INTELLECTUAL PROPERTY AND TECHNOLOGY LICENSE AGREEMENT This Second Amendment (this “Second Amendment”) is entered into and effective as of October 16, 2025 (the “Second Amendment Date”) by and between LanzaTech, Inc., a Delaware corporation (“LanzaTech”), and LanzaJet, Inc., a Delaware corporation (“LanzaJet” and together with LanzaTech, the “Parties” and each, a “Party”). RECITALS A. The Parties have entered into that certain Intellectual Property and Technology License Agreement, dated as of May 28, 2020 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “IP Agreement”). B. The Parties wish to make certain amendments to the IP Agreement as of the Second Amendment Date as provided by Section 13.10 of the IP Agreement. NOW, THEREFORE, in consideration of these premises and other valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Parties hereto agree as follows: 1. Definitions. Any capitalized terms used herein but not otherwise defined shall have the meanings set forth in the IP Agreement. 2. Representations and Warranties of the Parties. (a) Each Party represents and warrants as of the Second Amendment Date that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) it has all necessary power and authority to enter into this Second Amendment and to perform all its obligations hereunder; and (iii) neither the execution, delivery, or performance of this Second Amendment will result in the breach of, or constitute a default under, the terms of any material contract to which it is a party or by which it is bound. (b) Each Party hereby represents and warrants to the other that as of the Second Amendment Date, it has made no prior assignment or transfer (whether by way of security or otherwise) of any interest or obligation in or under or in respect of the IP Agreement except as previously disclosed to the other Party. 3. Amendment to the IP Agreement. As of the Second Amendment Date, the IP Agreement is hereby amended as follows: (a) Section 1.1 of the IP Agreement is amended by deleting the following definitions: Initial Offering Initial Sublicensees IAG Commercial Facility Mitsui Commercial Facility Exhibit 10.8 Certain confidential information contained in this exhibit, marked by blacked out box, has been redacted in accordance with Regulation S-K Item 601(b) because the information (i) is not material and (ii) would be competitively harmful if disclosed.

-2- Subsequent Closing Subsequent Closing Date Suncor Commercial Facility (b) Section 3.2 of the IP Agreement is deleted in its entirety and replaced with the following: “3.2 Sublicenses. (a) LanzaJet will have the right to further sublicense its licenses to the Licensed Subject Matter subject to any approvals from Battelle that may be required under the Battelle Agreement. (b) Each Person that enters into a sublicense under this Section 3.2 will be a "Sublicensee", and each sublicense entered into under this Section 3.2 will be a "Sublicense".” (c) Section 9.2 of the IP Agreement is amended by deleting subclause (ii) of clause (b) and renumbering subclause (iii) thereof accordingly. (d) Section 11.2 of the IP Agreement is deleted in its entirety and replaced with the following: “11.2 Termination by LanzaTech. LanzaTech will have the right to terminate this Agreement by giving thirty (30) days written notice to LanzaJet if LanzaJet materially breaches Article 3 of this Agreement and, if such breach is curable, fails to cure such breach within of LanzaTech’s written notice of such breach.” (e) Section 11.4(c) of the IP Agreement is amended by deleting the last sentence thereof. 4. Miscellaneous. (a) Sections 1.2(b), 12.3, 12.5, 13.2, 13.3, 13.6 and 13.11 of the IP Agreement shall apply to this Amendment, mutatis mutandis. (b) The Parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Amendment and as a result of the negotiation, preparation and execution of this Amendment. [Signature Pages Follow]

[Signature Page to Second Amendment to Intellectual Property and Technology License Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date set forth above. LANZATECH, INC. By: Name: Jennifer Holmgren Title: Chief Executive Officer LANZAJET, INC. By: Name: Jimmy Samartzis Title: Chief Executive Officer /s/ Jennifer Holmgren

By: ___________________________ Name: Jimmy Samartzis Title: Chief Executive Officer /s/ Jimmy Samartzis